SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                     ______________________________

                                FORM 8-K

                             CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                  ____________________________________



Date of report (Date of earliest event reported): October
2, 1996


                       CRYOMEDICAL SCIENCES, INC.
           (Exact Name of Registrant as Specified in Charter)



       Delaware                                       0-18170
                  94-3076866
(State or Other Juris-                       (Commission File
No.)              (IRS Employer
diction of Incorporation)
                   Identification No.)


1300 Piccard Drive, Rockville, MD
         20850
(Address of Principal Executive Offices)
    (Zip Code)


Registrant's telephone number, including area code:
(301) 417-7070


                                                                N/A
(Former Name or Former Address, if Changed Since
Last Report.)
ITEM 5.           Other Events.

         On October 2, 1996 (the "Closing Date"),
Cryomedical Sciences, Inc. (the "Corporation") consummated a private placement of 196 shares of Series
D Convertible Preferred Stock (the "Series D Preferred
Stock") pursuant to Regulation S promulgated under the Securities Act of 1933, as amended. The gross proceeds of the offering totalled $1,960,000.

         The Series D Preferred Stock shall not pay dividends and, except as required by applicable law, the holders of shares of Series D Preferred Stock shall not have the right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of the Corporation's stockholders.

         The holder of any share of Series D Preferred
Stock shall have the right to convert such share into that number of fully paid and non-assessable shares of common stock of the Corporation, $0.001 par value per share (the "Common Stock"), as is determined by dividing $10,000 by a price equal to 82.5% of the Average Bid Price. Average Bid Price means the average of the closing bid prices for the Common Stock as reported on the National Association of Securities Dealers
Automated Quotation System for the five (5) trading days immediately preceding the date upon which the holder sends, by facsimile transmission or otherwise, to the Corporation's executive offices, a conversion notice to the Corporation.

         Subject to the terms of the Certificate of Designation (as defined below), one-third of the Series D
Preferred Stock may be converted into shares of Common
Stock forty (40) days after the Closing Date, up to an additional one-third of the Series D Preferred Stock may be converted into shares of Common Stock seventy-five
(75) days after the Closing Date, and the balance thereof may be converted into shares of Common Stock one hundred (100) days after the Closing Date. Any share of Series D Preferred Stock outstanding on October 2, 1998 automatically shall be converted into Common Stock on the same basis as the holder of such shares of Series D
Preferred Stock may convert such shares pursuant to the provisions set forth above.

         A complete description and terms of the Series D
Preferred Stock are set forth in the Certificate of Designation filed with the State of Delaware on September 17, 1996, a copy of which is attached hereto as Exhibit A (the "Certificate of Designation").

ITEM 7.           Financial Statements, Pro Forma Financial
Information and Exhibits

         Exhibits

                  A.       Certificate of Designation

                  B.       Pro Forma Financial Information

                               Signatures:

         Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





CRYOMEDICAL SCIENCES, INC.



                                                                By: /s/
Richard J. Reinhart

Richard J. Reinhart, President and
                                                                    Chief
Executive Officer

Date:  October 18, 1996


     Exhibit A
                       CERTIFICATE OF DESIGNATION

                                   of

                  SERIES D CONVERTIBLE PREFERRED STOCK

                                   of

                       CRYOMEDICAL SCIENCES, INC.


(Pursuant to Section 151 of the
Delaware General Corporation Law)
                  ____________________________________

         Cryomedical Sciences, Inc., a corporation organized and existing under the General Corporation
Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by
Section 151 of the General Corporation Law at a meeting duly called and held on September 16, 1996:

         RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board") in accordance with the provisions of the Certificate of Incorporation, the Board hereby creates a series of preferred stock of the Corporation, par value $.001 per share (the "Preferred
Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

         Section 1. Designation and Amount. The shares of such series shall be designated as "Series D
Convertible Preferred Stock" (the "Series D Preferred
Stock") and the number of shares constituting the Series
D Preferred Stock shall be two hundred (200). Such number of shares may be increased or decreased by resolution of the Board; provided, however, no decrease shall reduce the number of shares of Series D Preferred
Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights, or warrants for, or upon the conversion of any outstanding securities issued by the Corporation convertible into, Series D Preferred Stock.

         Section 2.        Dividends.  The Series D Preferred
Stock shall not pay dividends.

         Section 3.        Conversion.

                  a. Subject to the provisions of Section 4 below, the holder of any share or shares of Series D Preferred Stock shall have the right at any time, and from time to time, at such holder's option, without the payment of any additional consideration, to convert any share of Series D Preferred Stock held by such holder into that number of fully paid and non-assessable shares of common stock of the Corporation, $0.001 par value per share (the "Common Stock"), as is determined by dividing $10,000 by a price (the "Conversion Price") equal to 82.5% of the Average Bid Price (as hereinafter defined). Each conversion shall be effected by surrendering to the Corporation the stock certificate or certificates for the Series D Preferred Stock to be converted, accompanied by a written notice of such holder's election to convert his share(s) of Series D
Preferred Stock into Common Stock and the number of whole shares of Series D Preferred Stock to be so converted (the "Conversion Notice"). Upon receipt of such stock certificate or certificates and the Conversion Notice, the Corporation shall issue and deliver to such holder a stock certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. As used herein, Average Bid Price shall mean the average of the closing bid prices for the Common
Stock as reported on the National Association of Securities Dealers Automated Quotation System
("NASDAQ") (or on such exchange on which the Common Stock is then traded) for the five (5) trading days immediately preceding the date upon which the holder sends, by facsimile transmission or otherwise, to the Corporation's executive offices, the Conversion
Notice to the Corporation (the "Conversion Date").

                  b.       Subject to the provisions of Section
4 below, any share of Series D Preferred Stock outstanding on the second anniversary (the "Anniversary
Date") of the date on which the Series D Preferred Stock was first issued by the Corporation (the "Issuance Date") automatically shall be converted into Common Stock on the same basis as the holder of such shares of Series D
Preferred Stock may convert such shares pursuant to
Section 3a above.

                  c.       (1)      In the event the Corporation
shall at any time or from time to time declare and pay to the holders of Common Stock a dividend in shares of Common Stock, or the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock, or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of shares of Common Stock into which each share of Series
D Preferred Stock shall be convertible pursuant to the provisions hereof shall be adjusted so that the holder of shares of Series D Preferred Stock shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive after the happening of any of the events described above had the Series D Preferred Stock been converted in full immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business of the day following the record date, in the event of a stock dividend, or the day upon which the subdivision or combination becomes effective, as the case may be.

                           (2)      In the event the Corporation
shall, at any time or from time to time after the Issuance
Date for any share of Series D Preferred Stock, make or issue, or fix a record date for the determination of holders of shares of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation, including a distribution of evidence of indebtedness of the Corporation, other than shares of Common Stock, then, and in each such event, provision shall be made by the Corporation so that the holders of shares of Series D Preferred Stock shall receive, upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of those securities of the Corporation that such holders would have received had their shares of Series D Preferred Stock been converted on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period.

                           (3)      If the shares of Common
Stock issuable upon the conversion of shares of Series D
Preferred Stock shall be changed into the same or any different number of shares of any class or any series of any class of capital stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or a stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for in Section 8 hereof), then, and in each such event, the holder of shares of Series D Preferred Stock shall have the right thereafter to convert such shares of Series D Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series D Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change.

                           (4)      After any adjustment pursuant
to this Section 3c, the Corporation shall promptly prepare a certificate, signed by its President or Chief Financial
Officer, setting forth the effect of such adjustment on the holder of Series D Preferred Stock and explaining such adjustment and shall promptly cause such certificate to be delivered to each holder of Series D Preferred Stock.

                  d.       At all times, the Corporation shall
reserve and keep available out of its authorized but unissued Common Stock, solely for issuance upon the conversion of shares of the Series D Preferred Stock as herein provided, such number of shares of Common Stock as, from time to time, shall be issuable upon the conversion of all of the shares of the Series D Preferred
Stock at the time outstanding.

                  e.       No fractional shares of Common
Stock shall be issued, and in lieu of the issuance of any fractional share of Common Stock that would, but for the foregoing, be issued to a holder of Series D Preferred
Stock on conversion thereof, the Corporation shall pay to such holder in cash the value of such fractional share, which value shall be based upon the closing sale price of the Common Stock on the NASDAQ (or on such exchange on which the Common Stock is then traded), for the trading day immediately preceding the effective date of such conversion.

         Section 4.        Redemption.

                  a.       If, on any Conversion Date or the
Anniversary Date, the Fair Market Value of the Common
Stock (as defined below) is 80% or more below the Fair
Market Value of the Common Stock on the Issuance Date, then the Corporation, at its sole option and in lieu of the conversion, may elect to redeem any or all of the Series
D Preferred Stock submitted for conversion for an amount equal to $10,000 per share of Series D Preferred Stock so redeemed.
                  b. If shares of Series D Preferred Stock are tendered for conversion, and the aggregate number of shares of Common Stock to be issued pursuant to such conversion and any prior conversions equals or exceeds
20% of the number of shares of Common Stock that were outstanding on the Issuance Date (the "Threshold"), then the Corporation shall redeem those shares of Series D
Preferred Stock tendered for conversion, which, if converted, would cause the Corporation to issue shares of Common Stock equaling or exceeding the Threshold;
provided, however, the Corporation shall redeem shares of Series D Preferred Stock pursuant to this Section 4b only at the time and to the extent that the Corporation has a balance of cash and marketable securities in excess of $1,000,000 or such lesser amount as the Corporation's
Board of Directors shall reasonably determine to be sufficient to fund the Corporation's working capital needs.

                  c.       If, pursuant to Sections 4a or 4b
hereof, the Corporation redeems some, but not all, of the Series D Preferred Stock submitted for conversion, then the Corporation shall redeem from among the Series D
Preferred Stock submitted by the various holders for conversion a pro-rata amount from each such holder so submitting Series D Preferred Stock for conversion.

                  d.       The Corporation shall effect each
such redemption by giving the holder notice (the
"Redemption Notice") of its election (or obligation) to redeem within three (3) business days following the receipt of a Conversion Notice from the holder. In addition, the Redemption Notice shall indicate whether the Corporation will redeem all or part of the Series D
Preferred Stock submitted for conversion.

                  e.       Each holder whose Series D
Preferred Stock is being redeemed pursuant to this Section
4 shall send the certificates evidencing their Series D
Preferred Stock to be redeemed to the Corporation, and the Corporation promptly shall pay the applicable redemption price to such holder. The Corporation shall not be obligated to deliver the redemption price unless the certificate(s) evidencing the Series D Preferred Stock so redeemed are delivered to the Corporation.

                  f. As used in Section 4a, the term Fair Market Value per share of Common Stock on a particular day shall mean (i) the last sale price of the Common
Stock on such day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices on such day, on the principal national securities exchange (including the NASDAQ National
Market System and the NASDAQ SmallCap Market
System) on which the Common Stock is admitted to trading or listed, (ii) if not listed or admitted to trading on a national securities exchange, the average of the highest reported bid and lowest reported asked prices on such day as reported by the National Quotation Bureau, Inc. or other similar organization, or (iii) if no such market price information is so available, the fair market price of the Common Stock as reasonably determined by the Board of Directors of the Corporation.

         Section 5.        Voting Rights.  Except as required
by applicable law, the holders of shares of Series D
Preferred Stock shall not have the right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of the Corporation's stockholders.

         Section 6. Reacquired Shares. Any shares of Series D Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

         Section 7. Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution, or winding up of the Corporation, the holders of shares of the Series D Preferred Stock are entitled to receive out of assets of the Corporation available for distribution to stockholders, after satisfaction of indebtedness, but before any distribution of assets is made to holders of Common
Stock or to holders of any other class of stock of the Corporation ranking junior to the Series D Preferred
Stock upon liquidation, liquidating distributions in the amount of $10,000 per share. If, upon any liquidation, dissolution, or winding up of the Corporation, the amounts payable with respect to the Series D Preferred
Stock or any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series D Preferred Stock are not paid in full, the holders of the Series D Preferred Stock and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full distributable amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of the Series D Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

         Section 8. Consolidation, Merger, etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash, and/or any other property, then, in any such case, the Corporation, as a condition precedent to such transaction, shall cause effective provisions to be made so that each holder of Series D Preferred Stock then outstanding shall have the right, by converting such share(s) of Series D Preferred Stock, to acquire the kind and amount of shares of stock, securities, cash and/or other property receivable upon such consolidation, merger, combination or other transaction by a holder of the number of shares of Common Stock which might have been acquired upon conversion of such Series D Preferred Stock immediately prior to such consolidation, merger, combination, or other transaction.

         Section 9.        No Redemption.  Except as set forth
in Section 4 hereof, the shares of Series D Preferred
Stock shall not be redeemable.


         Section 10.       Amendment. This Certificate of
Designation shall not be amended in any manner which would materially alter or change the powers, preferences, or special rights of the Series D Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock, voting together as a single class.

         RESOLVED, FURTHER, that the appropriate
officers of the Corporation hereby are authorized to execute and acknowledge a certificate setting forth these resolutions and to cause such certificate to be filed and recorded, all in accordance with the requirements of
Section 151 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, this Certificate of
Designation is executed on behalf of the Corporation by its President & Chief Executive Officer and attested by its Secretary this 17th day of September, 1996.


                                                                /s/
Richard Reinhart
                                                                Dr.
                                                                Richar
                                                                d
                                                                Reinha
                                                                rt,
                                                                Ph.D.,
                                                                Presid
                                                                ent
                                                                and
Chief Executive Officer


Attest:

/s/ Howard S. Breslow
Howard S. Breslow, Secretary

                                                        Exhibit B

CRYOMEDICAL SCIENCES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
JUNE 30, 1996 AND 1995
 Pro-Forma (1)
ASSETS                                                                          June 30, 1996            June 30, 1996

CURRENT ASSETS:
    Cash and cash equivalents                                                  $ 1,250,871           $ 3,175,806 (2)
    Short-term investments                                                         105,071              105,071
    Receivables - net of allowance for doubtful accounts
      of $48,304 and $78,209                                                     1,566,064            1,566,064
    Inventories                                                                  1,990,548            1,990,548
    Prepaid expenses and other                                                     187,269              187,269

                  Total current assets                                           5,099,823            7,024,758

EQUIPMENT AND LEASEHOLD IMPROVEMENTS - Less accumulated
    depreciation and amortization of $1,408,503 and $1,010,209                     695,065              695,065

OTHER ASSETS                                                                        18,727               18,727

                                                                               $ 5,813,615          $ 7,738,550

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable and accrued expenses                                    1,635,140                 $ 1,635,140
    Accrued settlement of stockholder class action suit                            -                    -
    Accrued vacation                                                               120,233              120,233
    Customer deposits                                                               10,000               10,000
    Deferred revenue                                                                58,823               58,823
    Warranty reserves                                                              100,000              100,000
    Extended warranties - current                                                  624,575              624,575
    Current portion of capital lease obligations and notes payable                  18,023               18,023

                  Total current liabilities                                      2,566,794            2,566,794

EXTENDED WARRANTIES                                                         231,212                    231,212
DEFERRED RENT                                                               161,546                    161,546
CAPITAL LEASE OBLIGATIONS AND NOTES PAYABLE,
  net of current portion                                                             4,632                4,632

                  Total liabilities                                               2,964,184           2,964,184

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
    Preferred stock, par value $.001; authorized, preliminary - 9,379,000,
      pro-forma - 9,378,800 shares; issued and outstanding, none.                   -                      -
    Series D Convertible Preferred Stock, par value $.001 per share, liquidation value $10,000 per share, authorized, preliminary - 0, pro-forma - 200 shares; issued and outstanding, preliminary - 0,
      pro-forma - 196 shares.                                                       -                  1,924,935 (2)
    Common stock, par value $ .001; authorized,
       50,000,000 shares; issued and outstanding,
       26,873,026                                                                   26,873               26,873
    Additional paid-in capital                                                  28,520,203           28,520,203
    Accumulated deficit                                                        (25,654,612)         (25,654,612)
    Notes receivable from officers, including
       accrued interest                                                            (43,033)             (43,033)

                  Total stockholders' equity                                     2,849,431            4,774,366

                                                                              $  5,813,615          $ 7,738,550

<F1>
(1)  Placement of $1,960,000 of Series D Convertible Preferred Stock
<F2>
(2)  Net receipts after deduction of escrow fees and expenses.
<F3>
See notes to consolidated financial statements.